Exhibit 10.32

EXECUTION VERSION

SIXTH AMENDMENT

TO

CREDIT AGREEMENT

DATED AS OF JUNE 13, 2012

AMONG

WINDSOR PERMIAN LLC

AS BORROWER,

WELLS FARGO BANK, N.A.

AS ADMINISTRATIVE AGENT,

AMEGY BANK NATIONAL ASSOCIATION AND

U.S. BANK NATIONAL ASSOCIATION

AS CO-SYNDICATION AGENTS,

AND

THE LENDERS PARTY HERETO

SOLE BOOKRUNNER AND LEAD ARRANGER

WELLS FARGO SECURITIES, LLC

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”) dated as of June 13, 2012, among WINDSOR PERMIAN LLC, a Delaware limited liability company, (the “Borrower”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and WELLS FARGO BANK, N.A. (“Wells”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrower, BNP Paribas, as administrative agent (the “Initial Administrative Agent”), and the Lenders are parties to that certain Credit Agreement dated as of October 15, 2010 as amended by that certain First Amendment dated as of January 31, 2011, that certain Second Amendment dated as of August 4, 2011, that certain Third Amendment to Credit Agreement dated as of October 13, 2011, that certain Fourth Amendment dated as of December 30, 2011, that certain Resignation, Consent and Appointment Agreement and Amendment Agreement dated as of April 20, 2012 (the “Appointment Agreement”) and that certain Fifth Amendment to Credit Agreement dated as of May 10, 2012 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. Pursuant to the Appointment Agreement the Initial Administrative Agent resigned as administrative agent on behalf of the Lenders under the Credit Agreement and the other Loan Documents and Wells accepted the appointment as administrative agent on behalf of the Lenders under the Credit Agreement and the other Loan Documents.

C. In connection with the assignment to Wells as Administrative Agent, Wells Fargo Securities, LLC was appointed Sole Bookrunner and Lead Arranger.

D. The Borrower has requested and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement and consent to the distribution of the Borrower’s minority interests in Bison Drilling Services LLC (“Bison”) and Muskie Holdings LLC (“Muskie”) as set forth herein.

E. Now, therefore, to induce the Administrative Agent and all of Lenders to enter into this Sixth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Sixth Amendment. Unless otherwise indicated, all section references in this Sixth Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Section 1.02. Section 1.02 is hereby amended by:

(a) deleting the defined terms “Agreement”, “Indebtedness”, “Non-Conforming Period” and “Permitted Holder” in their entirety and replacing them with the following:

“‘Agreement’ means this Credit Agreement, as amended by that certain First Amendment dated as of January 31, 2011, that certain Second Amendment dated as of August 4, 2011, that certain Third Amendment dated as of October 13, 2011, that certain Fourth Amendment dated as of December 30, 2011, that certain Resignation, Consent and Appointment Agreement and Amendment Agreement, that certain Fifth Amendment dated as of May 10, 2012 and that certain Sixth Amendment dated as of June 13, 2012, as the same may from time to time be amended, modified, supplemented or restated.

‘Indebtedness’ means (a) any and all amounts owing or to be owing by the Borrower, any of its Subsidiaries or any Guarantor (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising) to the Administrative Agent, the Issuing Bank or any Lender under any Loan Document; (b) all Secured Swap Obligations; and (c) all renewals, extensions and/or rearrangements of any of the above.

‘Non-Conforming Period’ means the period beginning on the Fourth Amendment Effective Date and ending on the earlier of (a) July 15, 2013 or (b) the date of the initial public offering of Diamondback Energy, Inc.

‘Permitted Holder’ means (a) Wexford Capital, LP, (b) any entity directly or indirectly managed or controlled by Wexford Capital, LLC and (c) Diamondback Energy, Inc.”

(b) Adding the following defined terms in the appropriate alphabetical order:

‘“Secured Swap Agreement’ means any Swap Agreement between the Borrower or any Subsidiary and any Person that is entered into prior to the time, or during the time, that such Person was a Lender or an Affiliate of a Lender (including any such Swap Agreement in existence prior to the date hereof), even if such Person ceases to be a Lender or an Affiliate of a Lender for any reason (any such Person, a “Secured Swap Party”).

‘Secured Swap Obligations’ means all amounts and other obligations owing to any Secured Swap Party under any Secured Swap Agreement; provided that, for the avoidance of doubt, if a Secured Swap Party ceases to be a Lender (or an Affiliate of a Lender), then the Secured Swap Obligations owing to such Secured Swap Party under any such Secured Swap Agreement shall not include any obligations arising from transactions entered into after the time that such Secured Swap Party ceases to be a Lender or an Affiliate of a Lender.

‘Secured Swap Party’ has the meaning assigned to such term in the definition of Secured Swap Agreement.”

2.2 Amendment to Section 10.02(c)(iv). Section 10.02(c)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(iv) fourth, pro rata to payment of principal outstanding on the Loans and payment of Secured Swap Obligations;”

2.3 Amendments to Section 12.02(b).

(a) Section 12.02(b)(vi) of the Credit Agreement is hereby amended by adding the following at the end thereof;

“; provided that any waiver or amendment to Section 12.14, this proviso in this Section 12.02(b)(vi), or Section 12.02(b)(vii), shall also require the written consent of each adversely affected Secured Swap Party,”

(b) Section 12.02(b)(vii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(vii) modify the terms of Section 10.02(c) without the written consent of each Lender and Secured Swap Party adversely affected thereby or amend or otherwise modify any Security Instrument in a manner that results in the Secured Swap Obligations secured by such Security Instrument no longer being secured thereby, or amend or otherwise change the definition of “Secured Swap Agreement”, “Secured Swap Obligations” or “Secured Swap Party”, without the written consent of each Secured Swap Party adversely affected thereby;”

2.4 Amendment to Section 12.14. Section 12.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 12.14. Collateral Matters; Swap Agreements. The benefit of the Security Instruments and of the provisions of this Agreement relating to any collateral securing the Indebtedness shall also extend to and be available to Secured Swap Parties on a pro rata basis (but subject to the terms of the Loan Documents, including provisions thereof relating to the application and priority of payments to the Persons entitled thereto) in respect of any Secured Swap Obligations. Except as expressly set forth in Section 12.02(b), no Secured Swap Party shall have any voting rights under any Loan Document as a result of the existence of any Secured Swap Obligations owed to it.”

Section 3. Borrowing Base Redetermination and Consent to Distribution.

3.1 Borrowing Base Redetermination. The Lenders and the Borrower agree that from and after the Sixth Amendment Effective Date up to the next redetermination, the amount of the Conforming Borrowing Base shall be $90,000,000 and the amount of the Non-Conforming Borrowing Base shall be $10,000,000. This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with Section 2.07(e) or further adjustments pursuant to Section 8.13(c), Section 8.18 or Section 9.12. This Section 3 constitutes notice of the redetermined Borrowing Base in accordance with Section 2.07(d) of the Credit Agreement.

3.2 Consent to Distribution. The Borrower has requested and the Administrative Agent and all of the Lenders have agreed, to permit the distribution by the Borrower of its Equity Interests in Bison and Muskie to Lambda Investors LLC and to release any and all Liens on such Equity Interests in connection with such distribution.

Section 4. Conditions Precedent. This Sixth Amendment shall become effective on the date (such date, the “Sixth Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

4.1 The Administrative Agent shall have received from all of the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Sixth Amendment signed on behalf of such Person.

4.2 The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of such amendments to the Guaranty Agreement, as are reasonably necessary to ensure that all Secured Swap Obligations are secured thereby.

4.3 The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Memorandum of Assignment of Liens and Security Interests and Amendment to Deed of Trust, as are reasonably necessary to effect the assignment to Wells of the Liens and security interests of the mortgages and to ensure that all Secured Swap Obligations are secured by the mortgages.

4.4 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.5 No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Sixth Amendment.

4.6 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Sixth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement, as amended by this Sixth Amendment, shall remain in full force and effect following the effectiveness of this Sixth Amendment.

5.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Sixth Amendment:

(i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,

(ii) no Default or Event of Default has occurred and is continuing, and

(iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.3 No Other Consents. Neither the execution by the Administrative Agent or the Lenders of this Sixth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a consent or waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents, or any future defaults of the same provision consented to hereunder (collectively “Other Consent/Waiver Matters”). Similarly, nothing contained in this letter shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Consent/Waiver Matters, (b) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Consent/Waiver Matters.

5.4 Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5 NO ORAL AGREEMENT. THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL

AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.7 Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.8 Severability. Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.10 Loan Document. This Sixth Amendment is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first written above.

BORROWER:	WINDSOR PERMIAN LLC

	By:	/s/ Teresa Dick
		Name:	Teresa Dick
		Title:	Chief Financial Officer & Senior Vice President

Windsor Sixth Amendment Signature Page

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, N.A.

	By:	/s/ Matt Turner
		Name:	Matt Turner
		Title:	Vice President

LENDERS	WELLS FARGO BANK, N.A.

	By:	/s/ Matt Turner
		Name:	Matt Turner
		Title:	Vice President

Windsor Sixth Amendment Signature Page

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ JB Askew
	Name:	JB Askew
	Title:	Officer

Windsor Sixth Amendment Signature Page

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Tara McLean
	Name:	Tara McLean
	Title:	Vice President

Windsor Sixth Amendment Signature Page

WEST TEXAS NATIONAL BANK

By:	/s/ Chris L. Whigham
	Name:	Chris L. Whigham
	Title:	Senior Vice President

Windsor Sixth Amendment Signature Page

BNP PARIBAS

By:	/s/ PJ De Filippis
	Name:	PJ De Filippis
	Title:	Managing Director

By:	/s/ Michael V.M. Van Der Voort
	Name:	Michael V.M. Van Der Voort
	Title:	Managing Director

Windsor Sixth Amendment Signature Page